UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

GENIE ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

1-35327

(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

550 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 12, 2014, Genie Energy Ltd. (the “Registrant”) posted the attached release (the “Release”) to the investor relations page of the Registrant’s website (www.genie.com) relating to the Registrant’s forthcoming dividend. A copy of the Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. In addition, the questions and answers posting contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the question and answers posting.

Item 8.01	Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Release, dated November 12, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

	By:	/s/ Howard S. Jonas
Name: Howard S. Jonas
Title: Chief Executive Officer

Dated: November 12, 2014

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Exhibit Index

Exhibit No.	Document
99.1	Release, dated November 12, 2014.